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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: January 22, 1999


                         Commission File Number 1-13159


                                  ENRON CORP.
             (Exact name of registrant as specified in its charter)


           Oregon                                              47-0255140
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                           Identification Number)


         Enron Building
       1400 Smith Street
        Houston, Texas
     (Address of Principal                                         77002
       executive offices)                                       (Zip Code)


                                 (713) 853-6161
                (Registrant's telephone number, including code)


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ITEM 7. EXHIBITS.

         4.01 Statement of Resolutions Establishing A Series of Preferred Stock of Enron Corp. -- Mandatorily Convertible Single Reset Preferred Stock, Series A.

         4.02 Statement of Resolutions Establishing A Series of Preferred Stock of Enron Corp. -- Mandatorily Convertible Single Reset Preferred Stock, Series B.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ENRON CORP.




Date: January 22, 1999                              By: /s/ RICHARD A. CAUSEY
                                                       -------------------------
                                                       Richard A. Causey
                                                       Senior Vice President,
                                                         Chief Accounting,
                                                         Information and
                                                         Administrative Officer
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                               INDEX TO EXHIBITS

         4.01 Statement of Resolutions Establishing A Series of Preferred Stock of Enron Corp. -- Mandatorily Convertible Single Reset Preferred Stock, Series A.

         4.02 Statement of Resolutions Establishing A Series of Preferred Stock of Enron Corp. -- Mandatorily Convertible Single Reset Preferred Stock, Series B.